                                                                    EXHIBIT 10.2


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE OR SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.


                           KELLSTROM INDUSTRIES, INC.

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. AAC-2                                                          62,500 Shares

         FOR VALUE RECEIVED, Kellstrom Industries, Inc., a Delaware corporation (the "Company"), hereby certifies that Rosa Shashua (the "Purchaser") or her permitted assigns, is entitled to purchase from the Company, at any time or from time to time commencing on the date hereof (the "Commencement Date") and prior to 5:00 P.M., New York City time, on June 17, 2001, Sixty Two Thousand Five Hundred (62,500) fully paid and non-assessable shares of the common stock, $.001 par value per share, of the Company for an aggregate purchase price of $1,625,000 (computed on the basis of $26.00 per share). (Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to individually as a "Warrant Share" and collectively as the "Warrant Shares," (iii) the aggregate purchase price payable for the Warrant Shares hereunder is referred to as the "Aggregate Warrant Price," (iv) the price payable for each of the Warrant Shares hereunder is referred to as the "Per Share Warrant Price," (v) this Warrant, and all Warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants are referred to as the "Warrants" and (vi) the holder of this Warrant is referred to as the "Holder" and the holder of this Warrant and all other Warrants or Warrant Shares issued upon the exercise of any Warrant are referred to as the "Holders.") The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

         1. EXERCISE OF WARRANT. This Warrant may be exercised in whole at any time or in part from time to time, beginning on the Commencement Date and prior to 5:00 P.M., New York City time, on June 17, 2001. Exercise of this Warrant by the Holder shall be made by the surrender of this Warrant (with the subscription form at the end hereof, or a reasonable facsimile thereof, duly executed) at the address set forth in Subsection 11(a) hereof, together with proper payment of the







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Aggregate Warrant Price, or the proportionate part hereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of Holder (or any designee of the Holder to whom the Warrant is transferred in accordance with Section 6 hereof) for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

         2. RESERVATION OF WARRANT SHARES; LISTING. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times (a) have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights and rights of first refusal and (b) if the Company hereafter lists its Common Stock on any national securities exchange, keep the shares of the Common Stock receivable upon the exercise of this Warrant authorized for listing on such exchange upon notice of issuance.

         3. PROTECTION AGAINST DILUTION. (a) In case the Company shall hereafter
(i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted so that the Holder upon the exercise hereof shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                  (b) If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to the holders of shares of Common Stock evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, adjustment for which would be made pursuant to Subsection Common Stock, adjustment for which would be made pursuant to Subsection 3(a), and also excluding cash dividends or cash distributions






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

paid out of net profits legally available therefor and accrued after the date hereof if the full amount thereof, together with the value of other dividends and distributions made substantially concurrently therewith or pursuant to a plan which includes payment thereof, is equivalent to not more than a cumulative amount equal to 15% of the Company's net worth) (any such nonexcluded event being herein called a "Special Dividend"), the Per Share Warrant Price shall be adjusted by multiplying the Per Share Warrant Price then in effect by a fraction, the numerator of which shall be the then current market price of the Common Stock (defined as the average for the thirty consecutive business days immediately prior to the record date of the daily closing price of the Common Stock as reported by the national securities exchange upon which the Common Stock is then listed or if not listed on any such exchange, the average of the closing prices as reported by Nasdaq National Market, or if not then listed on the Nasdaq National Market, the average of the highest reported bid and lowest reported asked prices as reported by NASDAQ, or if not then publicly traded, the fair market price as determined by the Company's Board of Directors) less the fair market value (as determined in good faith by the Company's Board of Directors) of the evidences of indebtedness, cash, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be such then current market price per share of Common Stock. An adjustment made pursuant to this Subsection 3(b) shall become effective immediately after the record date of any such Special Dividend.

                  (c) In case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Subsection 3(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holder of the Warrants not less than 15 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

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


                  (d) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; PROVIDED, HOWEVER, that any adjustments which by reason of this Subsection 3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; PROVIDED FURTHER, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Subsection 3(d)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon exercise hereof. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

                  (e) If the Board of Directors of the Company shall (i) declare any dividend or other distribution with respect to the Common Stock, other than a cash dividend subject to the first parenthetical in Subsection 3(b), (ii) offer to the holders of shares of Common Stock any additional shares of Common Stock, any securities convertible into or exercisable for shares of Common Stock or any rights to subscribe thereto, or (iii) propose a dissolution, liquidation or winding up of the Company, the Company shall mail notice thereof to the Holders of the Warrants not less than 15 days prior to the record distribution, offer or subscription right or to vote on such dissolution, liquidation or winding up.

                  (f) If, as a result of an adjustment made pursuant to this
Section 3, the Holder of any Warrant, thereafter surrendered for exercise shall become entitled to receive shares or two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall in good faith determine the allocation of the adjusted Per Share Warrant Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

                  (g) If at any time or from time to time the Company shall take any action affecting its Common Stock or any other capital stock of the Company, not otherwise described in any of the foregoing subsections of this Section 3, then, if the failure to make any adjustment would in the reasonable opinion of the Board of Directors of the Company have a materially adverse effect upon the rights of the Holder of the Warrant, the number of shares of Common Stock or other stock comprising a Warrant Share, or the Per Share Warrant Price, shall be adjusted in such manner and at such time as the Board of Directors of the Company may in good faith determined to be equitable under the circumstances.

                 (h) Whenever the Per Share Warrant Price is adjusted as provided in this Section 3 and upon any modification of the rights of the Holder of Warrants in accordance with this Section



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

3, the Company shall promptly cause its Chief Financial Officer to provide a notice to the Holder setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same.

         4. FULLY PAID STOCK; TAXES. The Company agrees that the shares of the Common Stock, or any other capital stock, represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

         5. REGISTRATION UNDER SECURITIES ACT OF 1933.

                  (a) The Company agrees that if, at any time and from time to time during the period beginning on the Commencement Date and ending on the second anniversary of the date the Warrants are exercised in full, the Board of Directors of the Company shall authorize the filing of a registration statement (any such registration statement being hereinafter called a "Registration Statement") under the Act (other than a registration statement on Form S-4 or Form S-8 or other form which does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by the Company or any of its stockholders, the Company will (i) promptly notify the Holder and each of the Holders, if any, of other Warrants and/or Warrant Shares not previously sold pursuant to this Section 5 that such Registration Statement will be filed and that the Warrant Shares which are then held, and/or which may be acquired upon the exercise of the Warrants, by the Holder and such Holders, will, at the Holder's and such Holder's request, be included in such Registration Statement, (ii) upon the written request of a Holder made within 15 days after the giving of such notice by the Company, include in the securities covered by such Registration Statement all Warrant Shares which it has been so requested to include, (iii) use its best efforts to cause such Registration Statement to become effective as soon as practicable and (iv) take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all Warrant Shares which it has been so requested to include in such Registration Statement to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for the Holder and such Holders to effect the proposed sale or other disposition.

                  (b) The Company agrees that if the Company shall not have authorized the filing of a Registration Statement pursuant to Subsection 5(a) hereof within one (1) year after the Commencement Date, then at any time thereafter during the period ending on the second anniversary of the date the Warrants are exercised in full, if the Holder and/or the Holders of Warrants and/or

Warrant Shares who or which shall hold not less than 50% of the aggregate number of Warrants and Warrant Shares outstanding at such time and not previously sold (the "Covered Warrant Shares") pursuant to this Section 5 shall request that the Company file a registration statement under the Act covering not less than 50% of the Covered Warrant Shares, the Company will (i) promptly notify each Holder of the Warrants and each Holder of Warrant Shares not so previously sold that such registration statement will be filed and that the Warrant Shares which are then held, and/or may be acquired upon exercise of the Warrants by the Holder and such Holders, will be included in such registration statement at the Holder's and such Holders' request, (ii) cause such registration statement to be filed with the Securities and Exchange Commission (the "Commission") as soon as possible following such request and to cover all Warrant Shares which it has been so requested to include, (iii) use its best efforts to cause such registration statement to become effective as soon as practicable and (iv) take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all Warrant Shares which it has been so requested to include in such registration statement to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any government authority for the period necessary for such Holder to effect the proposed sale or other disposition. The Company shall be required to effect a registration or qualification pursuant to this Subsection 5(b) on one occasion only; provided that a request for registration shall not be deemed to constitute a registration pursuant to this Subsection 5(b) if: (i) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied other than by reason of some act or omission by the Holder; (ii) the Company voluntarily takes any action that would result in the Holder not being able to sell such Warrant Shares covered thereby; (iii) the Holder determines not to proceed following any delay imposed hereunder by the Company; PROVIDED, HOWEVER, that prior to such delay, the Holder shall not have sold more than ninety percent (90%) of the Warrant Shares included in such registration; or (iv) other than by action of the Holder, such registration does not remain effective for ninety (90) days or more. Notwithstanding the foregoing, (a) if the Holder exercises its right to request that a registration statement be filed pursuant to this Subsection 5(b) at a time when the Company in good faith as evidenced by a Board resolution believes that a public offering of Common Stock would materially impair a pending financing or other material transaction of the Company, the Company shall have the right to defer filing a Registration Statement hereunder for a period not to exceed 90 days or (b) in lieu of causing a registration statement to be filed under this Section 5(b), the Company may elect, by providing written notice (the "Repurchase Notice") to the Holder or Holders requesting registration within ten (10) days of the Company's receiving such request, to repurchase from the requesting Holder or Holders either (x) the Warrants relating to the Warrant Shares requested to be registered, at a price per Warrant equal to the difference between the Market Price per share of the Common Stock (as defined below) and the Per Share Warrant Price or (y) if the Warrants relating to the Warrant Shares requested to be registered had already been exercised, such Warrant Shares at a price per Warrant Share equal to the Market Price per share of the Common Stock. As used in this Section 5(b), the "Market Price per share of the Common Stock" shall mean the average of the last sale price of the Common Stock, or if no last sale price is reported, the average of the asked and bid prices of the Common Stock, on the Nasdaq National Market or Nasdaq Small Cap Market, as applicable, for the 20 consecutive trading days ending on the day prior to the delivery by the Holder or Holders of the request for a registration statement pursuant to this





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Section 5(b). Any repurchase of the Warrants or the Warrant Shares under this
Section 5(b) shall be made within 30 days of the delivery by the Company of the Repurchase Notice.

                  (c) Whenever the Company is required pursuant to the provisions of this Section 5 to include Warrant Shares in a registration statement, the Company shall (i) furnish each Holder of any such Warrant Shares and each underwriter of such Warrant Shares with such copies of the prospectus, including the preliminary prospectus, conforming to the Act (and such other documents as each such Holder or each such underwriter may reasonably request) in order to facilitate the sale or distribution of the Warrant Shares, (ii) use its best efforts to register or qualify such Warrant Shares under the blue sky laws (to the extent applicable ) of such jurisdiction or laws (to the extent applicable) of such jurisdiction or jurisdictions as the Holders of any such Warrant Shares and each underwriter of Warrant Shares being sold by such Holders shall reasonably request and (iii) take such other actions as may be reasonably necessary or advisable to enable such Holders and such underwriters to consummate the sale or distribution in such jurisdiction or jurisdictions in which such Holders shall have reasonably requested that the Warrant Shares be sold.

                  (d) The Company shall furnish to each Holder participating in an offering pursuant to a registration statement under this Section 5 and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountant's letter with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

                  (e) The Company shall enter into an underwriting agreement with the managing underwriters selected by Holders holding 50% of the Covered Warrant Shares requested to be included in a registration statement filed pursuant to Section 5(b). Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type as used by the managing underwriters.

                  (f) The Company shall pay all expenses incurred in connection with any registration statement or other action pursuant to the provisions of this Section 5, other than underwriting discounts, applicable transfer taxes relating to the Warrant Shares and the fees and expenses of counsel for the Holders of the Warrant Shares.












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


                  (g) In connection with any public offering by the Company involving an underwriting of its securities effected pursuant to Section 5(a) hereof, the Company shall not be required to include in such registration any Warrant Shares held by the Holder unless the Holder agrees to the terms of the underwriting agreement between the Company and the managing underwriter of such offering, which agreement may require that the Warrant Shares be withheld from the market by the Holders for a period of up to 180 days after the effective date of the registration statement by which such public offering is being effected (or such longer period as may be requested by any securities exchange upon which the Common Stock is then listed). Furthermore, the Company shall be obligated to include in such registration only the quantity of Warrant Shares, if any, as will not, in the opinion of the managing underwriter, jeopardize the success of the offering by the Company. If the managing underwriter for the offering advises the Company in writing that the total amount of securities sought to be registered by the Holders and other shareholders of the Company having similar registration rights as of the date thereof (collectively, the "Kellstrom Shareholders") exceeds the amount of securities that can be offered without adversely affecting the offering by the Company, then the Company may reduce the number of shares to be registered by the Company for the Kellstrom Shareholders, including Warrant Shares, to a number satisfactory to such managing underwriter. Any such reduction shall be pro rata, based upon the total number of shares held by each Kellstrom Shareholder.

                  (h) The Company will indemnify and hold harmless the Holder and any person or entity engaged by the Holder to sell the Holder's Warrant Shares, and each person, if any, who controls such persons or entities within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") (collectively, a "Holder Indemnitee"), against any losses, claims, damages, liabilities or expenses (or actions, proceedings, or settlements in respect thereof) (joint or several) to which a Holder Indemnitee may become subject under the Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or (iii) the employment by the Company of any device, scheme or artifice to defraud or the engagement by the Company in any act, practice or course of business which operates or would operate as a fraud or deceit upon the purchasers of its securities pursuant to such registration statement. The Company will also reimburse each Holder Indemnitee for any legal or other expenses reasonably incurred by such Holder Indemnitee in connection with investigating, defending, and settling any such loss, claim, damage, liability, or action.

         The indemnity agreement contained in this Subsection 5(h) shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable to any Holder Indemnitee of any loss, claim, damage, liability or action (i) to the extent that it arises solely out of or is based solely upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of the Holder or any agent of the Holder, which consent shall not be unreasonably withheld, or controlling person of either; or (ii) in the case of a sale directly by the Holder (including a sale of such Warrant Shares through any underwriter retained by such Holder to engage in a distribution solely on behalf of such Holder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Warrant Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Act.

                  (i) The Holder will indemnify and hold harmless the Company, each of its employees, officers, directors or persons who control the Company within the meaning of the Act or the 1934 Act, and each agent or underwriter for the Company or any other person or entity engaged by the Company to sell the Company's securities offered in the registration statement, or any of their respective directors, officers, partners, agents, employees or control persons (collectively, a "Company Indemnitee"), against any losses, claims, damages, liabilities or expenses (joint or several) to which the Company or any such Company Indemnitee may become subject under the Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereto) arise solely out of or are based solely upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of the Holder expressly for use in connection with such registration; and each Holder will reimburse any legal or other expenses reasonably incurred by a Company Indemnitee in connection with investigating or defending any such loss, claim, damage, liability, or action.

         The indemnity agreement contained in this Subsection 5(i) shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the indemnifying Holder, which consent shall not be unreasonably withheld, nor, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), shall the Holder be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Act.

                  (j) Promptly after receipt by an indemnified party under Subsections 5(h) or (i) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying part so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the indemnified and indemnifying parties, provide the an indemnified part shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests (as reasonably determined by either party) between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under Subsection 5(h) or (i), respectively, to the extent of such prejudice, but the failure to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under Subsection 5(h) or (i), respectively.

                           (ii) The obligations of the Company and the Holders
under Subsections 5(h) and (i), respectively, shall survive the completion of any offering of Warrant Shares made pursuant to a registration under this Agreement.

                           (iii) The amount paid or payable by a party as a
result of the losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) referred to in Subsections 5(h) and (i) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                  (k) If the indemnification provided for in the preceding Subsections 5(h) or (i) is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall be entitled to contribution, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (l) The Holder, in addition to being entitled to exercise all rights provided in this Section 5, including recovery of damages, will be entitled to specific performance of its rights hereunder. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Section 5 and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (m) In connection with the Company's obligations to effect a registration under Section 5, the Company will:

                           (i) cooperate and assist in any filings required to
be made with the National Association of Securities Dealers, Inc., and before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by Holder copies of all such documents proposed to be filed, which documents will be subject to their review and comments;

                           (ii) cause the prospectus to be supplemented by any
required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act;

                           (iii) notify the Holder promptly (A) when the
prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the registration statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any amendments or supplements to the registration statement or the prospectus or for additional information; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for the purpose; (D) if, at any time prior to the closing contemplated by an underwriting agreement entered into in connection with such registration statement, that the representations and warranties of the Company contained in such agreement cease to be true and correct in any material respect; (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (F) of the happening of any event which makes any statement made in the registration statement, the prospectus of or any document incorporated therein by reference untrue in any material respect and which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference in order to make the statement therein not materially misleading;

                           (iv) make commercially reasonable efforts to obtain
the withdrawal of any order suspending the effectiveness of the registration statement;

                           (v) if required, prepare a supplement or
post-effective amendment to the registration statement, the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Warrant Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                           (vi) cause all Warrant Shares covered by the
registration statement to be listed on each securities exchange on which identical securities issued by the Company are then listed if requested by the Holder or the managing underwriters, if any;

                           (vii) provide and cause to be maintained a transfer
agent and registrar for all Warrant Shares covered by such registration statement from and after a date not later than the effective date of such registration statement;

                           (viii) use its best efforts to provide a CUSIP number
for the Warrant Shares, not later than the effective date of the registration statement;

                           (ix) make available for inspection, in connection
with the preparation of a registration statement pursuant to this Agreement, by the Holder, and any attorney or accountant retained by the Holder, all financial and other records and pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, attorney or accountant in connection with such registration; PROVIDED, HOWEVER, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order;

                           (x) if so required by the managing underwriter, not
sell, make any short sale of, loan, grant any option for the purpose of, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the ten days prior to and the 90 days after any underwritten registration pursuant hereto has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto, except that the Company may make grants of options under its stock option plans and may issue securities issuable upon the exercise or conversion of outstanding convertible securities, stock options and other options, warrants and rights of the Company; and

                           (xi) otherwise use its best effort to comply with all
applicable rules and regulations of the Commission and make available to its security holders as soon as reasonably practicable, an earnings statement which satisfies the provision of Section 11(a) of the Act.

                  (n) The Company shall not be obligated to register any Warrant Shares pursuant to this Section 5 at any time when the resale provisions of Rule 144 promulgated under the Act are available to the Holder without limitation as to volume.

                  (o) The Company will use its reasonable best efforts to file with the Commission all information required to be filed under Section 13 or 15(d) of the 1934 Act.

         6. LIMITED TRANSFERABILITY. This Warrant may not be offered, sold, transferred, assigned, hypothecated or otherwise disposed of by the Holder except pursuant to an effective registration statement under the Act and/or applicable state securities laws or an exemption from registration under the Act and such laws which, in the opinion of counsel for the Holder, which counsel and opinion are reasonably satisfactory to the Company, is available. The Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his or her duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All Warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the Holder thereof shall be identical to those of the Holder.

         7. SECURITIES ACT OF 1933 LEGEND. This Warrant, the Warrant Shares and any of the other securities issuable upon exercise of this Warrant have not been registered under the Act. Upon exercise of this Warrant, in part or in whole, the certificates representing the Warrant Shares and any of the other securities issuable upon exercise of this Warrant shall bear the following legend:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE OR SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

         8. LOSS, ETC., OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

         9. WARRANT HOLDER NOT SHAREHOLDER. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

         10. INFORMATION TO HOLDER. The Company agrees that it shall deliver to the Holder promptly after their becoming available copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders generally.

         11. NOTICES. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or by facsimile transmission, or sent by recognized overnight courier or by certified mail, return receipt requested, postage paid, to the parties hereto as follows:

                  (a) if to the Company at 14000 NW 4th Street, Sunrise, Florida 33325, Att.: Chief Executive Officer, facsimile no. 954-845-0428, or such other address as the Company has designated in writing to the Holder, or

                  (b) if to the Holder at 1111 South Southlake Drive, Hollywood, Florida 33019, or such other address as the Holder has designated in writing to the Company.

         12. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

         13. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the law of the State of Delaware without giving effect to the principles of conflicts of law thereof. Venue shall be in Broward County, Florida.

         IN WITNESS WHEREOF, Kellstrom Industries, Inc. has caused this Warrant to be signed by its President and its corporate seal to be hereunder affixed and attested by its Chief Financial Officer as of the ____ day of June, 1998.




                                 KELLSTROM INDUSTRIES, INC.

                                 By: /s/ Zivi R. Nedivi
                                    -----------------------------------
                                      Zivi R. Nedivi, President

ATTEST:

/s/ Illegible
----------------------------------
Chief Financial Officer

[Corporate Seal]

                                   ASSIGNMENT

         FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto __________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
__________________________, attorney, to transfer said Warrant on the books of Kellstrom Industries, Inc.


Dated:
      -------------------------------
Signature:
          ---------------------------

                                    Address:
                                            -----------------------------------


                               PARTIAL ASSIGNMENT

         FOR VALUE RECEIVED __________________________ hereby assigns and transfers unto __________________________ the right to purchase __________
shares of Common Stock of ___________________________ covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint __________________________, attorney, to transfer that part of said Warrant on the books of Kellstrom Industries, Inc.

Dated:
      -------------------------------
Signature:
          ---------------------------

                                    Address:
                                            -----------------------------------

                                SUBSCRIPTION FORM

         (To be executed upon exercise of Warrant pursuant to Section 1)

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, __________________ shares of Common Stock, as provided for in Section 1, and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check in the amount of $________.

         Please issue a certificate or certificates of such Common Stock in the name of, and pay any cash for any fractional share to:

                             Name
                                 --------------------------------------


                             (Please Print Name, Address and Social Security
                             No.)

                             Address
                                    -----------------------------------

                                    -----------------------------------

                             Social
                                    ------------------------------------
                                               Security Number

                            Signature
                                     -----------------------------------

                            NOTE: The above signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

                            Date
                                 --------------------------------------

         And if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.